UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

September 29, 2020
(Date of Report)
(Date of earliest event reported)

JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

001-11507	13-5593032
----------------------------------------------------	---------------------------------------------
Commission File Number	IRS Employer Identification Number
111 River Street, Hoboken New Jersey	07030
----------------------------------------------------	---------------------------------------------
Address of principal executive offices	Zip Code
Registrant’s telephone number, including area code:	(201) 748-6000
---------------------------------------------

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $1.00 per share	JW.A	New York Stock Exchange
Class B Common Stock, par value $1.00 per share	JW.B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 29, 2020, John Wiley & Sons, Inc. (the “Company”) appointed Christopher F. Caridi as its Senior Vice President, Global Corporate Controller, effective October 26, 2020.  Mr. Caridi, age 54, was the Company’s Corporate Controller from March 2017 to June 2020.  Mr. Caridi will re-join the Company from Teladoc Health, Inc., where he served as their Senior Vice President, Chief Accounting Officer and Controller.  Prior to the Company, Mr. Caridi worked as Vice President, Finance at Thomson Reuters.
There were no arrangements or understandings between Mr. Caridi and any other persons pursuant to which Mr. Caridi received his appointment.  Mr. Caridi does not have any family relationships subject to disclosure under Item 401(d) of Regulation S-K or any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
In connection with his commencement of employment, Mr. Caridi will receive a base salary of $363,875, and a target incentive of 50% of base salary for the Company’s annual and long-term incentive plans.  The Company will issue new grants that restore Mr. Caridi’s outstanding equity awards in place at June 2020, which include: 1,706 units of performance share units vesting on October 31, 2020, and 4,203 shares of restricted stock units vesting on April 30, 2021-2024. Mr. Caridi is also eligible to receive a $175,752 reimbursement from the Company related to his fiscal year 2020 bonus payment, which was paid by his prior employer.
Mr. Caridi will also be subject to certain confidentiality obligations, and non-compete and non-solicitation covenants.
John A. Kritzmacher, the Company’s Executive Vice President and Chief Financial Officer, has been serving as the Company’s interim Chief Accounting Officer since June 2020.  Mr. Kritzmacher will resign from his position as the Company’s interim Chief Accounting Officer, effective October 26, 2020. Mr. Kritzmacher will continue to serve in his capacity as the Company’s Executive Vice President and Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOHN WILEY & SONS, INC.
Registrant

By	/s/ Brian A. Napack
Brian A. Napack
President and
Chief Executive Officer

By	/s/ John A. Kritzmacher
John A. Kritzmacher
Executive Vice President, Chief Financial Officer, and Interim Chief Accounting Officer

Dated: October 5, 2020